Annual Report

                      DEVELOPING
                      TECHNOLOGIES
                      FUND
                      DECEMBER 31, 2002

[LOGO OF T. ROWE PRICE](R)

T. ROWE PRICE(R)

REPORT HIGHLIGHTS
================================================================================

DEVELOPING TECHNOLOGIES FUND

o Technology stocks suffered steep declines for the third consecutive year despite another interest rate cut by the Federal Reserve.

o The fund finished the 6- and 12-month periods with severe losses and trailed the benchmark due to our investment mandate of emphasizing smaller-cap companies.

o There was nowhere in small-cap technology to hide, but on a relative basis, Websense was the fund's best contributor over the year.

o IT investment is the key to productivity gains for the overall economy, and we remain committed to investing in companies that can unlock these potential gains.

REPORTS ON THE WEB

SIGN UP FOR OUR E-MAIL PROGRAM, AND YOU CAN BEGIN TO RECEIVE UPDATED FUND REPORTS AND PROSPECTUSES ONLINE RATHER THAN THROUGH THE MAIL. LOG ON TO YOUR ACCOUNT AT WWW.TROWEPRICE.COM FOR MORE INFORMATION.

FELLOW SHAREHOLDERS

For the third consecutive year, technology stocks suffered steep declines as another interest rate cut by the Federal Reserve, following 11 in 2001, failed to spur capital investment and a return to growth for the technology sector. Neither value nor growth investment styles were able to generate positive returns, and smaller-cap technology stocks underperformed larger-cap tech shares over the year.

PERFORMANCE COMPARISON
========================================================

Periods Ended 12/31/02            6 Months    12 Months
=======================================================
Developing Technologies Fund       -13.31%       -48.69%
-------------------------------------------------------
S&P 500 Stock Index                -10.30        -22.10
-------------------------------------------------------
Lipper Science & Technology
Funds Index                        -12.94        -41.38
-------------------------------------------------------

         Your fund finished the 6- and 12-month periods with losses of 13.31% and 48.69%, respectively, well behind the unmanaged Standard & Poor's 500 Stock Index and also trailing the Lipper Science & Technology index of comparable funds. The fund's focus on technology companies with smaller market capitalizations was the major contributor to our poor relative performance since the Lipper index has exposure to larger technology companies that did somewhat better.

MARKET ENVIRONMENT

         In the worst bear market since the Great Depression, technology stocks were once again the laggards for the year. After ending 2001 on a strong note, they could not sustain their momentum in 2002. Tech stocks began to slide early in the year as earnings expectations proved too optimistic. Despite aggressive monetary policy, the capital investment recession that began in 2000 continued to dampen spending on information technology.

         The growth in the technology sector in the late 1990s was driven by the proliferation of personal computers, the adoption of wireless handsets, and the acceptance of the Internet. The confluence of these forces led to unprecedented growth in technology and the prolonged bull market for technology stocks. Information technology spending had grown from 1.5% of GDP in the early 1970s to nearly 5% in 2000 and now hovers at a little less than 4% of GDP. The sheer size of the technology sector hampers its growth in times of economic difficulty. Personal computers and wireless handsets have shifted from an initial adoption phase to a replacement phase, where the consumer must be motivated to "upgrade" by new functionality such as color screens for wireless handsets. While the Internet's impact on technology and society as a whole is still in its infancy, Internet hype drove excessive spending on communication equipment and computing hardware that needs to be absorbed.

         With the growth drivers of the late 1990s dormant, earnings estimates for technology companies proved aggressive, and technology stocks followed the downward earnings revisions. Accounting scandals and geopolitical crises in the Middle East and Asia exacerbated the downward trend.

PORTFOLIO REVIEW

         The fund remains diversified across software, semiconductors, and information services, which together represent 81% of the portfolio. As the market weakened throughout the year, we increased our exposure to software at the expense of semiconductors and communications. In keeping with our operating philosophy of remaining fully invested, reserves stood at only 5% of portfolio assets while the fund's 25 largest holdings, which included CISCO SYSTEMS, ELECTRONIC ARTS, VERITAS SOFTWARE, and INFORMATICA, represented 66.8%. At the end of December, the median market capitalization for the fund was $2.2 billion, similar to six months ago.

SECTOR DIVERSIFICATION
=========================================

[PIE CHART OF SECTOR DIVERSIFICATION]

Software                             41%
Semiconductors                       23%
Information Services                 17%
Communications                       12%
Reserves                              5%
Hardware                              2%

[END PIE CHART]

Based on net assets as of 12/31/02.

         During the past year, no sector contributed positively to fund performance as there was nowhere in technology to hide. On a relative basis, with respect to individual holdings, WEBSENSE was the fund's best contributor for the year. VERITAS Software's bid to acquire PRECISE SOFTWARE SOLUTIONS helped to pare back its losses early in the year. Laggards included VERISIGN, STELLENT, and INFORMATICA. Among our major purchases in the second half of the year were BROCADE COMMUNICATIONS SYSTEMS, SEMTECH, and BISYS GROUP. We trimmed CABOT MICROELECTRONICS and QUALCOMM after their strong relative performance in the second half.

OUTLOOK

         SOFTWARE AND NON-PC SEMICONDUCTOR COMPANIES ARE THE LIKELY CANDIDATES FOR SHARE GAINS.

         Enterprise spending on information technology (IT) represents approximately 60% of global technology spending, and we do not expect material growth in technology outlays until a corporate profit recovery is well under way. In an environment where IT spending is expected to remain stagnant, we are focused on two types of investments: companies that are poised to increase market share, and companies that have restructured to enhance operating leverage. As the last 10 years have demonstrated, software and non-PC semiconductor companies are the likely candidates for share gains. With limited IT spending over the past two years, much of the excess capacity added in the late 1990s has been absorbed. Additionally, valuations for technology companies with smaller market capitalizations are much more attractive than their larger-cap brethren.

         Similar to the last two years, technology stocks experienced strong returns in the fourth quarter but now face the challenges of a seasonally weak March quarter. However, unlike the two previous years, earnings expectations for technology companies are much more reasonable. With the possibility of war in the Middle East and the incipient tension in Asia, corporations are unlikely to expand capital budgets until some of the uncertainty is resolved. An accommodative monetary policy and a fiscal stimulus package may offset these market concerns and should create traction for the technology sector's recovery.

         While the technology sector has been through its most difficult period, IT investment remains the principal means of productivity gains for the overall economy. We remain committed to investing in companies that can unlock these potential gains.

         As always, we appreciate your support.

         Respectfully submitted,

         /s/ Michael F. Sola

         Michael F. Sola
         President of the fund and chairman of its Investment Advisory Committee

         January 17, 2003

         The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

PORTFOLIO HIGHLIGHTS
================================================================================

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/02
=============================================================================
Cisco Systems                                                             7.3%
-----------------------------------------------------------------------------
Electronic Arts                                                           3.3
-----------------------------------------------------------------------------
VERITAS Software                                                          3.3
-----------------------------------------------------------------------------
Informatica                                                               3.2
-----------------------------------------------------------------------------
Mercury Interactive                                                       3.1
=============================================================================

Maxim Integrated Products                                                 3.1
-----------------------------------------------------------------------------
Adobe Systems                                                             3.0
-----------------------------------------------------------------------------
Jack Henry & Associates                                                   3.0
-----------------------------------------------------------------------------
Precise Software Solutions                                                2.8
-----------------------------------------------------------------------------
Network Associates                                                        2.7
=============================================================================

Analog Devices                                                            2.7
-----------------------------------------------------------------------------
Internet Security Systems                                                 2.7
-----------------------------------------------------------------------------
Concord EFS                                                               2.6
-----------------------------------------------------------------------------
Cabot Microelectronics                                                    2.6
-----------------------------------------------------------------------------
BISYS Group                                                               2.5
=============================================================================

Websense                                                                  2.4
-----------------------------------------------------------------------------
Marvell Technology Group                                                  2.2
-----------------------------------------------------------------------------
Siebel Systems                                                            2.1
-----------------------------------------------------------------------------
MatrixOne                                                                 2.0
-----------------------------------------------------------------------------
QUALCOMM                                                                  2.0
=============================================================================

Semtech                                                                   1.9
-----------------------------------------------------------------------------
Magma Design Automation                                                   1.6
-----------------------------------------------------------------------------
Verisity Ltd.                                                             1.6
-----------------------------------------------------------------------------
KLA-Tencor                                                                1.6
-----------------------------------------------------------------------------
NetIQ                                                                     1.5
=============================================================================

Total                                                                    66.8%

Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

PORTFOLIO HIGHLIGHTS
================================================================================

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02

TEN LARGEST PURCHASES                         TEN LARGEST SALES
================================================================================
Brocade Communications Systems*               Cabot Microelectronics
------------------------------------------    ----------------------------------
Cisco Systems                                 QUALCOMM
------------------------------------------    ----------------------------------
Semtech*                                      Cisco Systems
------------------------------------------    ----------------------------------
BISYS Group                                   Maxim Integrated Products
------------------------------------------    ----------------------------------
Websense*                                     Internet Security Systems
------------------------------------------    ----------------------------------
Concord EFS                                   Verity
------------------------------------------    ----------------------------------
Siebel Systems                                Stellent**
------------------------------------------    ----------------------------------
Electronic Arts                               Affiliated Computer Services
------------------------------------------    ----------------------------------
Magma Design Automation                       Webex Communications**
------------------------------------------    ----------------------------------
FileNet*                                      National Instruments**
------------------------------------------    ----------------------------------

 * Position added
** Position eliminated

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

PERFORMANCE COMPARISON
================================================================================

         This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

DEVELOPING TECHNOLOGIES FUND
================================================================================

[CHART OF DEVELOPING TECHNOLOGIES FUND]

             (DOTTED BLACK LINE)
                LIPPER SCIENCE     (SOLID BLACK LINE)       DEVELOPING
  AS OF          & TECHNOLGY            S&P 500            TECHNOLOGIES
 12/31/02         FUND INDEX          STOCK INDEX              FUND
 8/31/2000        $   10,000          $   10,000            $   10,000
09/30/2000        $    8,975          $    9,472            $    9,910
12/31/2000        $    5,868          $    8,731            $    7,211
03/31/2001        $    4,079          $    7,696            $    4,187
06/30/2001        $    4,571          $    8,146            $    5,491
09/30/2001        $    2,890          $    6,951            $    3,085
12/31/2001        $    3,831          $    7,693            $    5,006
03/31/2002        $    3,558          $    7,714            $    4,409
06/30/2002        $    2,579          $    6,681            $    2,963
09/30/2002        $    1,937          $    5,527            $    2,073
12/31/2002        $    2,245          $    5,993            $    2,569

[END CHART]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

         This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since      Inception
Periods Ended 12/31/02                        1 Year    Inception          Date
===============================================================================
Developing Technologies Fund                 -48.69%      -44.15%       8/31/00
-------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                                                    Year                            8/31/00
                                                   Ended                            Through
                                                12/31/02          12/31/01         12/31/00
===========================================================================================
NET ASSET VALUE
Beginning of period                            $    4.95         $    7.13        $   10.00
                                               --------------------------------------------
Investment activities
  Net investment income (loss)                     (0.04)*           (0.05)*          (0.02)*
  Net realized and
  unrealized gain (loss)                           (2.37)            (2.13)           (2.76)
                                               --------------------------------------------
  Total from investment activities                 (2.41)            (2.18)           (2.78)
                                               --------------------------------------------
Distributions
  Net realized gain                                    -                 -            (0.09)
                                               --------------------------------------------

NET ASSET VALUE
END OF PERIOD                                  $    2.54         $    4.95        $    7.13
                                               ============================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                                     (48.69)%*         (30.58)%*        (27.89)%*
-------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                  1.50%*            1.50%*           1.50%*[dagger]
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets                       (1.36)%*          (1.27)%*         (0.86)%*[dagger]
-------------------------------------------------------------------------------------------
Portfolio turnover rate                             81.5%            107.5%           232.6%[dagger]
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $  17,934         $  26,647        $  18,167
-------------------------------------------------------------------------------------------

       ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 1.50% contractual expense limitation in effect through 12/31/02.
[dagger] Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================
                                                               December 31, 2002

PORTFOLIO OF INVESTMENTS                                             SHARES              VALUE
==============================================================================================
                                                                                  In thousands
COMMON STOCKS 95.0%

COMMUNICATIONS 12.2%

DATA NETWORKING 8.9%
Cisco Systems *                                                     100,000       $      1,310
----------------------------------------------------------------------------------------------
Newport *                                                            14,000                176
----------------------------------------------------------------------------------------------
Packeteer *                                                          15,000                103
----------------------------------------------------------------------------------------------
                                                                                         1,589
                                                                                  ------------

TELECOM EQUIPMENT 3.3%
CIENA *                                                              20,000                102
----------------------------------------------------------------------------------------------
Nokia ADR                                                             8,000                124
----------------------------------------------------------------------------------------------
QUALCOMM *                                                           10,000                364
----------------------------------------------------------------------------------------------
                                                                                           590
                                                                                  ------------
Total Communications                                                                     2,179
                                                                                  ------------

HARDWARE 1.6%

CONTRACT MANUFACTURING 1.0%
Flextronics *                                                        22,000                180
----------------------------------------------------------------------------------------------
                                                                                           180
                                                                                  ------------

SYSTEMS 0.6%
Brocade Communications Systems *                                     25,000                104
----------------------------------------------------------------------------------------------
                                                                                           104
                                                                                  ------------
Total Hardware                                                                             284
                                                                                  ------------

INFORMATION SERVICES 16.4%

DATA SERVICES 11.6%
Affiliated Computer Services, Class A *                               4,000                211
----------------------------------------------------------------------------------------------
BISYS Group *                                                        28,000                445
----------------------------------------------------------------------------------------------
Choicepoint *                                                         5,000                197
----------------------------------------------------------------------------------------------
Concord EFS *                                                        30,000                472
----------------------------------------------------------------------------------------------
Exult *                                                              35,000                111
----------------------------------------------------------------------------------------------
Jack Henry & Associates                                              45,000                542
----------------------------------------------------------------------------------------------
University of Phoenix Online *                                        3,000                108
----------------------------------------------------------------------------------------------
                                                                                         2,086
                                                                                  ------------

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

                                                                     SHARES              VALUE
==============================================================================================
                                                                                  In thousands
E-COMMERCE 4.8%
BearingPoint *                                                       33,000       $        228
----------------------------------------------------------------------------------------------
VeriSign *                                                           25,000                200
----------------------------------------------------------------------------------------------
Websense *                                                           20,000                427
----------------------------------------------------------------------------------------------
                                                                                           855
                                                                                  ------------
Total Information Services                                                               2,941
                                                                                  ------------

SEMICONDUCTORS 21.9%

ANALOG SEMICONDUCTORS 10.3%
Analog Devices *                                                     20,000                477
----------------------------------------------------------------------------------------------
Exar *                                                               20,000                248
----------------------------------------------------------------------------------------------
Intersil Holding, Class A *                                          15,000                209
----------------------------------------------------------------------------------------------
Maxim Integrated Products                                            17,000                562
----------------------------------------------------------------------------------------------
Semtech *                                                            32,000                350
----------------------------------------------------------------------------------------------
                                                                                         1,846
                                                                                  ------------

DIGITAL SEMICONDUCTORS 4.5%
Altera *                                                             10,000                123
----------------------------------------------------------------------------------------------
Lattice Semiconductor *                                              20,000                175
----------------------------------------------------------------------------------------------
Marvell Technology Group *                                           21,000                396
----------------------------------------------------------------------------------------------
Xilinx *                                                              6,000                124
----------------------------------------------------------------------------------------------
                                                                                           818
                                                                                  ------------

SEMICONDUCTOR EQUIPMENT 7.1%
ATMI *                                                               12,000                222
----------------------------------------------------------------------------------------------
Cabot Microelectronics *                                             10,000                472
----------------------------------------------------------------------------------------------
Cognex *                                                             12,000                221
----------------------------------------------------------------------------------------------
KLA-Tencor *                                                          8,000                283
----------------------------------------------------------------------------------------------
Mykrolis *                                                           10,000                 73
----------------------------------------------------------------------------------------------
                                                                                         1,271
                                                                                  ------------
Total Semiconductors                                                                     3,935
                                                                                  ------------

SOFTWARE 40.8%

CONSUMER & MULTI MEDIA SOFTWARE 3.3%
Electronic Arts *                                                    12,000                597
----------------------------------------------------------------------------------------------
                                                                                           597
                                                                                  ------------

ENTERPRISE SOFTWARE 23.1%
Adobe Systems                                                        22,000                546
----------------------------------------------------------------------------------------------
Business Objects ADR *                                               16,000                240
----------------------------------------------------------------------------------------------

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

                                                                     SHARES              VALUE
==============================================================================================
                                                                                  In thousands
Informatica *                                                       100,000       $        576
----------------------------------------------------------------------------------------------
Mercury Interactive *                                                19,000                563
----------------------------------------------------------------------------------------------
NetIQ *                                                              22,000                272
----------------------------------------------------------------------------------------------
Network Associates *                                                 30,000                483
----------------------------------------------------------------------------------------------
Precise Software Solutions *                                         30,000                495
----------------------------------------------------------------------------------------------
Siebel Systems *                                                     50,000                374
----------------------------------------------------------------------------------------------
VERITAS Software *                                                   38,000                593
----------------------------------------------------------------------------------------------
                                                                                         4,142
                                                                                  ------------

INTERNET SOFTWARE 7.9%
Actuate *                                                            50,000                 89
----------------------------------------------------------------------------------------------
FileNet *                                                            20,000                244
----------------------------------------------------------------------------------------------
Internet Security Systems *                                          26,000                477
----------------------------------------------------------------------------------------------
Liberate Technologies *                                              80,000                114
----------------------------------------------------------------------------------------------
MatrixOne *                                                          85,000                365
----------------------------------------------------------------------------------------------
Netegrity *                                                          25,000                 81
----------------------------------------------------------------------------------------------
Verity *                                                              4,000                 54
----------------------------------------------------------------------------------------------
                                                                                         1,424
                                                                                  ------------

TECHNICAL SOFTWARE 6.5%
Cadence Design Systems *                                             20,000                236
----------------------------------------------------------------------------------------------
Magma Design Automation *                                            30,000                288
----------------------------------------------------------------------------------------------
Nassda *                                                             20,000                224
----------------------------------------------------------------------------------------------
Verisity Ltd. *                                                      15,000                286
----------------------------------------------------------------------------------------------
Wind River Systems *                                                 30,000                123
----------------------------------------------------------------------------------------------
                                                                                         1,157
                                                                                  ------------
Total Software                                                                           7,320
                                                                                  ------------
Total Miscellaneous Common Stocks 2.1%                                                     377
                                                                                  ------------

Total Common Stocks (Cost $25,897)                                                      17,036
                                                                                  ------------

SHORT-TERM INVESTMENTS 5.1%

MONEY MARKET FUND 5.1%
T. Rowe Price Government Reserve Investment Fund, 1.23% #           924,500                925
----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $925)                                                   925
                                                                                  ------------

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

                                                                                         VALUE
==============================================================================================
                                                                                  In thousands
TOTAL INVESTMENTS IN SECURITIES
100.1% of Net Assets (Cost $26,822)                                               $     17,961

Other Assets Less Liabilities                                                              (27)
                                                                                  ------------

NET ASSETS                                                                        $     17,934
                                                                                  ============
NET ASSETS CONSIST OF:
Undistributed net realized gain (loss)                                            $    (16,721)

Net unrealized gain (loss)                                                              (8,861)

Paid-in-capital applicable to 7,058,649 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized                        43,516
                                                                                  ------------

NET ASSETS                                                                        $     17,934
                                                                                  ============

NET ASSET VALUE PER SHARE                                                         $       2.54
                                                                                  ============

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

STATEMENT OF OPERATIONS
================================================================================
In thousands

                                                                             Year
                                                                            Ended
                                                                         12/31/02
INVESTMENT INCOME (LOSS)

Income
  Interest                                                             $       18
  Dividend (net of foreign taxes of $1)                                        10
                                                                       ----------
  Total income                                                                 28
                                                                       ----------

Expenses
  Shareholder servicing                                                       101
  Custody and accounting                                                       92
  Registration                                                                 40
  Prospectus and shareholder reports                                           34
  Legal and audit                                                              15
  Investment management                                                        12
  Directors                                                                     5
  Proxy and annual meeting                                                      2
  Miscellaneous                                                                 4
                                                                       ----------
  Total expenses                                                              305
  Expenses paid indirectly                                                     (1)
                                                                       ----------
  Net expenses                                                                304
                                                                       ----------
Net investment income (loss)                                                 (276)
                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
  Securities                                                               (9,022)
  Written options                                                              86
                                                                       ----------
  Net realized gain (loss)                                                 (8,936)
                                                                       ----------

Change in net unrealized gain (loss)
  Securities                                                               (5,390)
  Written options                                                              (8)
                                                                       ----------
Change in net unrealized gain (loss) on securities                         (5,398)
                                                                       ----------
Net realized and unrealized gain (loss)                                   (14,334)
                                                                       ----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $  (14,610)
                                                                       ==========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
================================================================================
In thousands

                                                                                Year
                                                                               Ended
                                                                            12/31/02          12/31/01
  Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss)                                         $      (276)      $      (256)
    Net realized gain (loss)                                                  (8,936)           (6,112)
    Change in net unrealized gain (loss)                                      (5,398)             (156)
                                                                         -----------------------------
    Increase (decrease) in net assets from operations                        (14,610)           (6,524)
                                                                         -----------------------------

  Capital share transactions*
    Shares sold                                                               13,139            20,948
    Shares redeemed                                                           (7,255)           (5,967)
    Redemption fees received                                                      13                23
                                                                         -----------------------------
    Increase (decrease) in net assets from capital
    share transactions                                                         5,897            15,004
                                                                         -----------------------------

  NET ASSETS
  Increase (decrease) during period                                           (8,713)            8,480
  Beginning of period                                                         26,647            18,167
                                                                         -----------------------------

  END OF PERIOD                                                          $    17,934       $    26,647
                                                                         =============================

*Share information
    Shares sold                                                                3,945             4,048
    Shares redeemed                                                           (2,267)           (1,213)
                                                                         -----------------------------
    Increase (decrease) in shares outstanding                                  1,678             2,835

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================
                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

         T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

         The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

         VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

         Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

         Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

         Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

         PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

         EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $1,000 and $0, respectively, for the year ended December 31, 2002.

         REDEMPTION FEES A 1% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

         OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

         Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

         OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2002, were as follows:

=============================================================================

                                                   NUMBER OF
                                                   CONTRACTS         PREMIUMS
Outstanding at beginning of period                       100       $   16,000
Written                                                  720          144,000
Expired                                                 (300)         (34,000)
                                                   --------------------------
Closed                                                  (520)        (126,000)
                                                   ==========================

Outstanding at end of period                               -       $        -
                                                   ==========================

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

         OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $22,697,000 and $15,805,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

         No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

         There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

=========================================================================
Unrealized appreciation                                     $     681,000
Unrealized depreciation                                       (10,622,000)
                                                            -------------
Net unrealized appreciation (depreciation)                     (9,941,000)
Capital loss carryforwards                                    (15,641,000)
Paid-in capital                                                43,516,000
                                                            -------------

Net assets                                                  $  17,934,000
                                                            =============

         Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $1,080,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2002, the fund did not utilize any capital loss carryforwards. As of December 31, 2002, the fund had $6,434,000 of capital loss carryforwards that expire in 2009, and $9,208,000 that expire in 2010.

         For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

         capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

=====================================================================
Undistributed net investment income                        $  276,000
Paid-in capital                                              (276,000)

         At December 31, 2002, the cost of investments for federal income tax purposes was $27,902,000.

NOTE 4 - FOREIGN TAXES

         The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

         The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,000.

         Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

         this agreement, $175,000 of management fees were not accrued by the fund for the year ended December 31, 2002. At December 31, 2002, unaccrued fees and other expenses in the amount of $374,000 remain subject to reimbursement by the fund through December 31, 2004.

         In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $138,000 for the year ended December 31, 2002, of which $15,000 was payable at period-end.

         The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $18,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

         In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Developing Technologies Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

         PricewaterhouseCoopers LLP
         Baltimore, Maryland
         January 21, 2003

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

ABOUT THE FUND'S DIRECTORS AND OFFICERS
================================================================================

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                  DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------
Anthony W. Deering             Director, Chairman of the Board, President, and
(1/28/45)                      Chief Executive Officer, The Rouse Company, real
2001                           estate developers
-----------------------------------------------------------------------------------------
Donald W. Dick, Jr.            Principal, EuroCapital Advisors, LLC, an
(1/27/43)                      acquisition and management advisory firm
2000
-----------------------------------------------------------------------------------------
David K. Fagin                 Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                       Golden Star Resources Ltd., and Canyon Resources Corp.
2000                           (5/00 to present); Chairman and President, Nye Corp.
-----------------------------------------------------------------------------------------
F. Pierce Linaweaver           President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                      consulting environmental and civil engineers
2001
-----------------------------------------------------------------------------------------
Hanne M. Merriman              Retail Business Consultant; Director, Ann Taylor Stores
(11/16/41)                     Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse
2000                           Company, and US Airways Group, Inc.
-----------------------------------------------------------------------------------------
John G. Schreiber              Owner/President, Centaur Capital Partners, Inc., a real
(10/21/46)                     estate investment company; Senior Advisor and Partner,
2001                           Blackstone Real Estate Advisors, L.P.; Director, AMLI
                               Residential Properties Trust, Host Marriott Corp., and
                               The Rouse Company
-----------------------------------------------------------------------------------------
Hubert D. Vos                  Owner/President, Stonington Capital Corp., a private
(8/2/33)                       investment company
2000
-----------------------------------------------------------------------------------------
Paul M. Wythes                 Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                      capital limited partnership, providing equity capital
2000                           to young high-technology companies throughout the United
                               States; Director, Teltone Corp.
-----------------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]           DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-----------------------------------------------------------------------------------------
James A.C. Kennedy             Director and Vice President, T. Rowe Price and T.
(8/15/53)                      Rowe Price Group, Inc.
2001
[37]
-----------------------------------------------------------------------------------------
James S. Riepe                 Director and Vice President, T. Rowe Price; Vice Chairman
(6/25/43)                      of the Board, Director, and Vice President, T. Rowe Price
2000                           Group, Inc.; Chairman of the Board and Director, T. Rowe
[105]                          Price Global Asset Management Limited, T. Rowe Price
                               Investment Services, Inc., T. Rowe Price Retirement Plan
                               Services, Inc., and T. Rowe Price Services, Inc.; Chairman
                               of the Board, Director, President, and Trust Officer,
                               T. Rowe Price Trust Company; Director, T. Rowe Price
                               International, Inc., and T. Rowe Price Global Investment
                               Services Limited; Chairman of the Board, Developing
                               Technologies Fund
-----------------------------------------------------------------------------------------
M. David Testa                 Chief Investment Officer, Director, and Vice President,
(4/22/44)                      T. Rowe Price; Vice Chairman of the Board, Chief
2000                           Investment Officer, Director, and Vice President, T.
[105]                          Rowe Price Group, Inc.; Director, T. Rowe Price Global
                               Asset Management Limited, T. Rowe Price Global Investment
                               Services Limited, and T. Rowe Price International, Inc.;
                               Director and Vice President, T. Rowe Price Trust Company
-----------------------------------------------------------------------------------------

* Each inside director serves until the election of a successor.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
================================================================================

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                         PRINCIPAL OCCUPATION(S)
-----------------------------------------------------------------------------------------------------
Christopher W. Carlson (1/27/67)                 Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc.; formerly Nasdaq trader, Deutsche
                                                 Bank Alex. Brown (to 1997)
-----------------------------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)                     Vice President, T. Rowe Price, T. Rowe Price Group,
Treasurer, Developing Technologies Fund          Inc., and T. Rowe Price Investment Services, Inc.
-----------------------------------------------------------------------------------------------------
Giri Devulapally (11/18/67)                      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc.
-----------------------------------------------------------------------------------------------------
Robert N. Gensler (10/18/57)                     Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc.
-----------------------------------------------------------------------------------------------------
Eric M. Gerster (3/23/71)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc.
-----------------------------------------------------------------------------------------------------
Jill L. Hauser (6/23/58)                         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc.
-----------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                      Director and Vice President, T. Rowe Price
Vice President, Developing Technologies Fund     Group, Inc., T. Rowe Price Investment Services,
                                                 Inc., T. Rowe Price Services, Inc., and T. Rowe
                                                 Price Trust Company; Vice President, T. Rowe
                                                 Price, T. Rowe Price International, Inc., and
                                                 T. Rowe Price Retirement Plan Services, Inc.
-----------------------------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund     Trust Company
-----------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                    Assistant Vice President, T. Rowe Price and
Secretary, Developing Technologies Fund          T. Rowe Price Investment Services, Inc.
-----------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)                     Vice President, T. Rowe Price, T. Rowe Price
Controller, Developing Technologies Fund         Group, Inc., and T. Rowe Price Trust Company
-----------------------------------------------------------------------------------------------------
Jeffrey Rottinghaus (2/20/70)                    Employee, T. Rowe Price; formerly Information
Vice President, Developing Technologies Fund     Technology Consultant, Kelly-Lewey &
                                                 Associates (to 1999); Student, Wharton School,
                                                 University of Pennsylvania (to 2001)
-----------------------------------------------------------------------------------------------------
Michael F. Sola (7/21/69)                        Vice President, T. Rowe Price and T. Rowe Price
President, Developing Technologies Fund          Group, Inc.
-----------------------------------------------------------------------------------------------------
Wenhua Zhang (3/14/70)                           Employee, T. Rowe Price; formerly Swiss
Vice President, Developing Technologies Fund     Reinsurance Company (to 1999); Student,
                                                 Wharton School, University of Pennsylvania
                                                 (to 2001)
-----------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
================================================================================

    INVESTMENT SERVICES AND INFORMATION

    KNOWLEDGEABLE SERVICE REPRESENTATIVES

         BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

         IN PERSON. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

    ACCOUNT SERVICES

         AUTOMATED 24-HOUR SERVICES INCLUDING TELE*ACCESS(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

         AUTOMATIC INVESTING. From your bank account or paycheck.

         AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

         IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

    BROKERAGE SERVICES *

         INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENT INFORMATION

         CONSOLIDATED STATEMENT. Overview of all of your accounts.

         SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

         T. ROWE PRICE REPORT. Quarterly investment newsletter.

         PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

         INSIGHTS. Educational reports on investment strategies and markets.

         INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

       * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
================================================================================

    T. ROWE PRICE RETIREMENT SERVICES

         T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

         PLANNING TOOLS AND SERVICES
         -----------------------------------------------------------------------

         T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

         RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

         IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

         QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

         INVESTMENT VEHICLES
         -----------------------------------------------------------------------

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
         NO-LOAD VARIABLE ANNUITIES
         SMALL BUSINESS RETIREMENT PLANS

       * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
================================================================================

    www.troweprice.com

         ACCOUNT INFORMATION
         -----------------------------------------------------------------------

         ACCOUNT ACCESS allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

         ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

         FINANCIAL TOOLS AND CALCULATORS
         -----------------------------------------------------------------------

         COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

         MORNINGSTAR(R) PORTFOLIO TRACKER(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

         INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

         RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         INVESTMENT TRACKING AND INFORMATION
         -----------------------------------------------------------------------

         MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

         MORNINGSTAR(R) PORTFOLIO WATCHLIST(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

         MORNINGSTAR(R) PORTFOLIO X-RAY(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
================================================================================

    COLLEGE PLANNING

         With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         T. ROWE PRICE COLLEGE SAVINGS PLAN. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

         We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

         EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

         COLLEGE INVESTMENT CALCULATOR. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

         COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
================================================================================

    ADVISORY SERVICES

         If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

         THE T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         ROLLOVER INVESTMENT SERVICE* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

         T. ROWE PRICE INVESTMENT CHECKUP(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         MORNINGSTAR(R) CLEAR FUTURE(SM) GUIDANCE. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

       * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
================================================================================

    BROKERAGE SERVICES
    T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

         T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

         BROKERAGE ADVANTAGE. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

         MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

         MARGIN AND OPTIONS TRADING for qualified investors.

         ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

         TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

         ONLINE RESEARCH AND NEWS.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

       * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

      ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
         T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUND
================================================================================

STOCK FUNDS
---------------------------------------

DOMESTIC

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*[dagger]
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
---------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
---------------------------------------

DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS[dagger][dagger]
---------------------------------------

TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------------------

STOCK

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery[dagger]
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

               *  T. Rowe Price Advisor Class available for these funds. The
                  T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or
                  T. Rowe Price at 1-877-804-2315.

        [dagger]  Closed to new investors.

[dagger][dagger]  Investments in the funds are not insured or guaranteed by the
                  FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

                  Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                         T. Rowe Price Investment Services, Inc.
[LOGO OF T.ROWEPRICE](R)                 100 East Pratt Street
INVEST WITH CONFIDENCE                   Baltimore, MD 21202